                                                                   EXHIBIT 10.10

                   AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

    This AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT, dated as of December 11, 1996 ("Amendment No. 1"), by and among Aramex International, Limited, a Hong Kong company limited by shares (the "Company"), William S. Kingson, an individual residing in New York ("Kingson"), Fadi Ghandour, an individual residing in Amman, Jordan ("F. Ghandour"), Rula Ghandour, an individual residing in Amman, Jordan ("R. Ghandour") and Airborne Freight Corporation, a Delaware corporation ("Airborne") (each a "Party" and collectively, the "Parties").

    WHEREAS, the Parties have entered into a Shareholders Agreement, dated as of the 22 day of October, 1996 (the "Shareholders Agreement"); and

    WHEREAS, the Parties hereto wish to amend the Shareholders Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the mutual premises set forth herein, the Parties hereby agree as follows.

ARTICLE 1.  DEFINED TERMS.

    Capitalized terms used in Amendment No. 1 and not otherwise defined herein shall have the respective meanings specified in the Shareholders Agreement.

ARTICLE 2.  AMENDMENT OF SECTION 1.5 OF THE SHAREHOLDERS AGREEMENT.

    Section 1.5 of the Shareholders Agreement is hereby replaced in its entirety by the following new provision:

        "It is agreed that should the Company opt to Transfer any shares of the common stock of the Company to an Airborne Prohibited Company, Airborne shall have the right to sell all, but not less than all, of the Shares to the Company on the same terms and conditions as the sale to the Airborne Prohibited Company. Notwithstanding any provisions herein, to the contrary, this Article 1.5 shall survive termination of this Agreement pursuant to
    Article 2.1(a), 2.1(b) or 2.1(c).

        It is agreed that should Kingson, F. Ghandour and/or R. Ghandour opt to Transfer any shares of the common stock of the Company to an Airborne Prohibited Company, it shall be a condition of such Transfer that Airborne be offered the right to sell all, but not less than all, of the Shares owned by it to such Airborne Prohibited Company on the same terms and conditions as the sale by Kingson, F. Ghandour and/or R. Ghandour to the Airborne Prohibited Company. Notwithstanding any provisions herein, to the contrary, this Article 1.5 shall survive termination of this Agreement pursuant to
    Article 2.1(a), 2.1(b) or 2.1(c)."

ARTICLE 2.  MISCELLANEOUS.

    2.1. GOVERNING LAW. This Amendment No. 1 shall be construed in accordance with the laws of the State of Delaware and the United States of America, without regard to the conflict of laws provisions thereof.

    2.2. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

    2.3. EFFECTIVENESS OF AMENDMENT NO. 1. This Amendment No. 1 has been dated as of the date first above written for convenience only. This Amendment No. 1 shall be effective on the date of execution and delivery by each of the Parties.

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    IN WITNESS WHEREOF, the Parties have set their hands hereto as of the date first written above.

                                            ARAMEX INTERNATIONAL, LIMITED,
                                            a Hong Kong company limited by stock

                                            By:                  /s/ WILLIAM S. KINGSON
                                                       -----------------------------------------
                                                       Name: William S. Kingson
                                                       Title: Chairman

                                            By:                  /s/ WILLIAM S. KINGSON
                                                       -----------------------------------------
                                                       Name: William S. Kingson
                                                       an individual

                                            By:                    /s/ FADI GHANDOUR
                                                       -----------------------------------------
                                                       Fadi Ghandour
                                                       an individual

                                            By:                    /s/ RULA GHANDOUR
                                                       -----------------------------------------
                                                       Rula Ghandour
                                                       an individual

                                            AIRBORNE FREIGHT CORPORATION
                                            A DELAWARE CORPORATION

                                            By:                   /s/ ROBERT S. CLINE
                                                       -----------------------------------------
                                                       Name: Robert S. Cline
                                                       Title: Chairman & CEO

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    Aramex International, Limited, a Hong Kong company limited by shares (the
"Company"), William S. Kingson, an individual residing in New York, Fadi Ghandour, an individual residing in Amman, Jordan, Rula Ghandour, an individual residing in Amman, Jordan and Airborne Freight Corporation, a Delaware corporation each hereby agree that simultaneously with the effectiveness of the Reorganization, as described in the Registration Statement of Aramex International Limited on Form F-1, pursuant to which each share of the Company shall be converted into shares fo Aramex International Limited, a Bermuda company ("Aramex Bermuda"), all references to the Company in the Shareholders Agreement, dated as of the 22 day of October, 1996, as amended as of December 11, 1996, shall refer to Aramex Bermuda. All other terms of the Shareholders Agreement are hereby reconfirmed.

Date: December 12, 1996

                                            ARAMEX INTERNATIONAL, LIMITED,
                                            a Hong Kong company limited by stock

                                            By:                  /s/ WILLIAM S. KINGSON
                                                       -----------------------------------------
                                                       Name: William S. Kingson
                                                       Title: Chairman

                                            By:                  /s/ WILLIAM S. KINGSON
                                                       -----------------------------------------
                                                       Name: William S. Kingson
                                                       an individual

                                            By:                    /s/ FADI GHANDOUR
                                                       -----------------------------------------
                                                       Fadi Ghandour
                                                       an individual

                                            By:                    /s/ RULA GHANDOUR
                                                       -----------------------------------------
                                                       Rula Ghandour
                                                       an individual

                                            AIRBORNE FREIGHT CORPORATION
                                            a Delaware Corporation

                                            By:                   /s/ ROBERT S. CLINE
                                                       -----------------------------------------
                                                       Name: Robert S. Cline
                                                       Title: Chairman & CEO

ACCEPTED AND AGREED:
ARAMEX INTERNATIONAL LIMITED
a Bermuda company

                               /S/ FADI GHANDOUR
-------------------------------------------

Name:  Fadi Ghandour

Title:  President, Deputy Chairman and
      Chief Executive Officer

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